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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         ---------------------------------

Date of Report (date of earliest event reported):   February 22, 1996 (February
12, 1996)

                         ROCKEFELLER CENTER PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                          1-8971                  13-3280472
-----------------------            -------------------      -------------------
     (State or other               (Commission File         (I.R.S. Employer
     jurisdiction of                Number)                 Identification No.)
     incorporation)


     1270 Avenue of the Americas, New York, New York                10020
-------------------------------------------------------          ----------
       (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code:     (212) 698-1440




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ITEM 5.   OTHER EVENTS
          ------------

          Rockefeller Center Properties, Inc. ("RCPI"), RCPI Holdings Inc. ("Parent"), RCPI Merger Inc. ("Sub"), Whitehall Street Real Estate Limited Partnership V ("Whitehall"), Rockprop, L.L.C. ("Rockprop"), David Rockefeller ("Mr. Rockefeller"), Exor Group S.A. ("Exor") and Troutlet Investments Corporation ("Troutlet", and together with Whitehall, Rockprop, Mr. Rockefeller and Exor, the "Investors") have entered into Amendment No. 1 dated as of February 12, 1996 ("Amendment No. 1 to the Merger Agreement") to the Agreement and Plan of Merger dated as of November 7, 1995 (the "Merger Agreement") among RCPI, Parent, Sub and the Investors. Amendment No. 1 to the Merger Agreement, among other things, (a) extends the date by which the Joint Plan for Borrower's Chapter 11 Case or any Alternative Chapter 11 Plan (as such terms are defined in the Merger Agreement, as amended by Amendment No. 1 to the Merger Agreement) must be confirmed from February 29, 1996 to March 31, 1996 and (b) extends the outside date for consummation, the date on or after which, if the merger contemplated by the Merger Agreement has not heretofore been consummated, Parent or RCPI may terminate from March 31, 1996, to April 30, 1996. In addition, in Amendment No. 1 to the Merger Agreement each Investor acknowledges that, as of February 12, 1996, it has no actual knowledge of the occurrence of a material adverse change in the financial condition of RCPI or in the financial or physical condition of the Property (as defined in the Merger Agreement, as amended by Amendment No. 1 to the Merger Agreement) since December 31, 1994.
A copy of Amendment No. 1 to the Merger Agreement is filed herewith as
Exhibit 10.31 and is incorporated herein by reference.

          RCPI and Goldman Sachs Mortgage Company ("GSMC") have entered into Amendment No. 1 dated as of February 13, 1996 ("Amendment No. 1 to the Supplemental Agreement") to the Supplemental Agreement dated as of November 7, 1995 (the "Supplemental Agreement") to the Loan Agreement dated as of December 18, 1994 by and among RCPI, the Lenders parties thereto and GSMC, as Agent thereunder. Amendment No. 1 to the Supplemental Agreement, among other things, provides that an additional $2.5 million will be made available to RCPI as a part of the GSMC Loans (as defined in the Merger Agreement, as amended by Amendment No. 1 to the Merger Agreement) for the purposes, and subject to the terms and conditions, set forth therein, if the closing under the Merger Agreement has not occurred on or before March 31, 1996. A copy of Amendment No. 1 to the Supplemental Agreement is filed herewith as Exhibit 10.32 and is incorporated herein by reference.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

            (c)     Exhibits

                    The following are being filed as exhibits to this Report:

        (10.31) Text of Amendment No. 1 dated as of February 12, 1996 to the Agreement and Plan of Merger dated as of November 7, 1995 among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

        (10.32) Text of Amendment No. 1 dated as of February 13, 1996 to the Supplemental Agreement dated as of November 7, 1995 between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.



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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                         ROCKEFELLER CENTER PROPERTIES, INC.
                                   (Registrant)



               By:/S/ RICHARD M. SCARLATA
                  Name: Richard M. Scarlata
                  Title: President and Chief Executive Officer (Principal Financial Officer and Principal Accounting Officer)

Dated:    February 22, 1996

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                                        5


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number              Description
------              -----------

10.31 Text of Amendment No. 1 dated as of February 12, 1996 to the Agreement and Plan of Merger dated as of November 7, 1995 among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

10.32 Text of Amendment No. 1 dated as of February 13, 1996 to the Supplemental Agreement dated as of November 7, 1995 between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.